Exhibit 21

3/15/2005

IHS INC. SUBSIDIARY LISTING - ENGINEERING
FISCAL YEAR ENDED NOVEMBER 30, 2004

ENTITY NAME	COUNTRY	SEGMENT GROUP

British Standards Publishing (Sales) Limited	UK	ENGINEERING
Data Conversion Specialist, Inc.	USA	ENGINEERING
Engineering Sciences Data Unit Ltd.	UK	ENGINEERING
ESDU Holdings Limited	UK	ENGINEERING
ESDU International Plc	UK	ENGINEERING
Global Info Centre do Brasil Ltda.	Brazil	ENGINEERING
IHS Africa Holdings Inc.	USA	ENGINEERING
IHS Australia Pty Ltd.	Australia	ENGINEERING
IHS Canada Limited	USA	ENGINEERING
IHS Data Conversion (Malaysia) Sdn. Bhd.	Malaysia	ENGINEERING
IHS Database Services Inc.	USA	ENGINEERING
IHS Documenta de Mexico, S.A. de C.V.	Mexico	ENGINEERING
IHS Enterprise Solutions (Australia) Pty Limited	Australia	ENGINEERING
IHS France	France	ENGINEERING
IHS Global Brazil Inc.	USA	ENGINEERING
IHS Global International Inc.	USA	ENGINEERING
IHS Group Holdings Limited	UK	ENGINEERING
IHS Health Group, Inc.	USA	ENGINEERING
IHS Holding GmbH	Germany	ENGINEERING
IHS Hong Kong Limited	Hong Kong	ENGINEERING
IHS iMonitoring Inc.	USA	ENGINEERING
IHS Italy Sri	Italy	ENGINEERING
IHS Nordic Tech AB	Sweden	ENGINEERING
IHS Professional Markets Inc.	USA	ENGINEERING
IHS Solutions Inc.	USA	ENGINEERING
IHS Solutions Limited	Canada	ENGINEERING
IHS South Africa Publishing Inc.	USA	ENGINEERING
IHS Technologies GmbH	Germany	ENGINEERING
Information Handling Services Data Conversion Services, S.A. de C.V.	Mexico	ENGINEERING
Information Handling Services de Mexico, S.A., de C.V.	Mexico	ENGINEERING
Information Handling Services GmbH	Germany	ENGINEERING
Information Handling Services Inc.	USA	ENGINEERING
Information Handling Services Japan, Inc.	Japan	ENGINEERING
Information Handling Services (Malaysia) Sdn. Bhd.	Malaysia	ENGINEERING
Information Handling Services Nordic A/S	Denmark	ENGINEERING
Information Handling Services SA (Proprietary) Limited	South Africa	ENGINEERING
Information Handling Services South Africa Inc.	USA	ENGINEERING
National Publishing (Proprietary) Limited	South Africa	ENGINEERING
Nexdata Solutions, Inc.	USA	ENGINEERING
Panda Publishing (Proprietary) Limited	South Africa	ENGINEERING
Poole Software International Limited	UK	ENGINEERING
Poole Software (Maintenance) Limited	UK	ENGINEERING
Poole Software (UK) Limited	UK	ENGINEERING
Pulse Publications (Proprietary) Limited	South Africa	ENGINEERING
Specifile (Proprietary) Limited	South Africa	ENGINEERING
Technical Indexes Limited	UK	ENGINEERING
TFV Technischer Fachbuch-Vertrieb AG	Switzerland	ENGINEERING

USA Information Systems Inc.	USA	ENGINEERING
Wessex (Electronic) Publishing Limited	UK	ENGINEERING
Wessex Software Limited	UK	ENGINEERING

3/15/2005

IHS INC. SUBSIDIARY LISTING - GROUP
FISCAL YEAR ENDED NOVEMBER 30, 2004

ENTITY NAME	COUNTRY	SEGMENT GROUP

IHS Energy Group UK Limited	UK	GROUP
IHS Engineering Group UK Limited	UK	GROUP
IHS Group Canada Ltd.	Canada	GROUP
IHS Group Inc.	USA	GROUP
IHS Group Services Inc.	USA	GROUP
IHS Inc. (fka HAIC Inc.)	USA	GROUP
IHS Property Management Inc.	USA	GROUP
IHS Sponsor Inc.	USA	GROUP
Information Handling Services Group Inc.	USA	GROUP
TBG Industries Inc.	USA	GROUP
TBG Services Inc.	USA	GROUP
TBG Sponsor Inc.	USA	GROUP

3/15/2005

IHS INC. SUBSIDIARY LISTING - ENERGY FISCAL YEAR ENDED NOVEMBER 30, 2004

ENTITY NAME	COUNTRY	SEGMENT GROUP

Cambridge Energy Research Associates, Inc.	USA	ENERGY
Cambridge Energy Research Associates (Canada), Inc.	Canada	ENERGY
Cambridge Energy Research Associates (Germany) GmbH	Germany	ENERGY
Cambridge Energy Research Associates (UK) Limited	UK	ENERGY
Data Logic Services Corp.	USA	ENERGY
Dwights Acquisition Corp.	USA	ENERGY
Electronic Logbook@MAI.CO.UK	UK	ENERGY
ERICO Data Services (Ireland) Limited	Ireland	ENERGY
ERICO Data Services Limited	UK	ENERGY
Heights Productions, Inc.	USA	ENERGY
IHS Energy (Canada) Ltd.	Canada	ENERGY
IHS Energy Group Inc.	USA	ENERGY
IHS Energy Log Services, Inc.	USA	ENERGY
IHS Energy Ltd.	UK	ENERGY
Integrated Exploration and Development Services Limited	UK	ENERGY
MAI Software Limited	UK	ENERGY
Petroconsultants Digimap Pty Limited	Australia	ENERGY
Petroconsultants (Far East) PTE Ltd.	Singapore	ENERGY
Petroconsultants-MAI Inc.	USA	ENERGY
Petroconsultants-MAI Limited	UK	ENERGY
Petroconsultants S.A.	Switzerland	ENERGY
Petroconsultants UK Limited	UK	ENERGY
Petroleum Information Argentina, S.A.	Argentina	ENERGY
Petroleum Information/Dwights LLC	USA	ENERGY
Petroleum Information (ERICO) Limited	UK	ENERGY
PID Acquisition Corp.	USA	ENERGY